Ryder

Pension Overview

April 2006

Safe Harbor

Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Ryder

Purpose of Overview

- Provide clarity to the main components and drivers of pension expense: generally and specific to Ryder
- Provide insight into the factors which create funding requirements: generally and specific to Ryder
- Provide information on Ryder's U.S. pension funding status, pension asset returns and asset allocation strategies
- Provide information on estimated future cash funding requirements
- Provide information on estimated 2006 pension costs, go-forward sensitivity guides and drivers of changes in 2006 pension costs
- Provide information on equity charge as a result of under-funded status
- Provide summary of future pension accounting changes

Ryder

Contents

Accounting Fundamentals

Ryder

Accounting Fundamentals

- Guiding literature - SFAS 87 “Employers’ Accounting for Pensions” and SFAS 88 re: Settlements and Curtailments of Pension Plans
- Delayed Recognition - changes in pension obligation and the value of net assets are recognized systematically and gradually over future periods
- Net Reporting of Expense - consequences of events and transactions (compensation element, interest cost, investment return) are recorded as a single net expense
- Offsetting of Assets and Liabilities - value of assets (includes contributions plus returns) contributed and liabilities to participants shown net on the balance sheet
- Assumptions-Based Expense Calculation - discount rate, pension earnings rate, salary progression rate

Pension Assumptions

- Discount Rate - rate that discounts expected future cash benefit payments to a present value.
  - Rate determined from models that match the expected benefit payments underlying the liability to coupons and maturities from a hypothetical portfolio of high quality corporate bonds.
  - Rate considered in determining 2006 pension expense of our primary U.S. Plan was 5.65% vs. 5.90% in 2005.
- Pension Earnings Rate - long-term expected rate of return on assets based on asset allocation, current returns and expected reinvestment rates.
  - Rate considered in determining 2006 pension expense for our primary U.S. Plan of 8.5% is unchanged from prior year.
  - Rate includes impact of investment management and other fees.

Pension Assumptions

- Salary Progression Rate – annual rate of growth based on expected compensation until retirement, including all salary increase components (merit, promotion, equity, overtime and inflation).
  - Rate used to produce our 2005 pension liability valuation and 2006 pension expense, for our primary U.S. plan, remained at 4.0% based on actuarial review of historical experience.
- Retirement and Mortality Rate – retirement rate based on actual plan experience; mortality rate based on standard actuarial tables.
  - Mortality assumptions used to produce our 2005 pension liability valuation and 2006 pension expense, for our primary U.S. plan, were unchanged from prior year. In the previous year, assumptions were updated to reflect more current actuarial tables.

Ryder

Pension Funded Status

Funded Status

Ryder System, Inc. and Subsidiaries
Funded Status and Balance Sheet Impact of Pension

(Amounts in millions)

	2005	2004	2003
Projected benefit obligations (PBO) at 12/31	$ 1,467.8	1,330.4	1,203.0
Fair value of Plan assets at 12/31	1,147.5	1,106.4	964.9
Funded status	(320.3)	(224.0)	(238.1)
Unrecognized transition asset	(0.2)	(0.2)	(0.2)
Unrecognized prior service cost	7.3	8.8	11.0
Unrecognized net actuarial loss	427.6	370.8	369.2
Prepaid pension cost-before minimum liability accrual	$ 114.4	155.4	141.9

Delayed recognition drives future volatility

Actuarial Assumptions U.S. Plan:	2005	2004	2003
Discount rate	5.65%	5.90%	6.00%
Salary progression rate	4.00%	4.00%	5.00%

Consolidated Funded Status

(Amounts in millions)

	2005	2004	2003
U.S. Qualified Plan [1]	$ (214.5)	(140.8)	(167.4)
U.S. Non Qualified Plan	(33.0)	(28.9)	(24.5)
International Plans	(72.8)	(54.3)	(46.2)
Total Consolidated Funded Status	$ (320.3)	(224.0)	(238.1)

[1] Year end required disclosure based on roll forward of prior year census data

Ryder

Funded Status

U.S. Qualified Pension Plan

(Dollars in millions)	12/31/05		12/31/04
Fair Value of Assets (FVA)	939.5	(1)	912.5
PV of Liability (PBO)	1,154.0	(2)	1,053.3
SFAS 87 Funded Status	(214.5)		(140.8)
Percent Funded	81%		87%

1) Actual return on plan assets was approximately 7% for 2005. Includes $8 million of contributions for 2005.
2) Discount rate was 5.65% at 12/31/05 (5.9% at 12/31/04).

Pension Assets

- Under Ryder's application of SFAS 87, pension assets are measured at the end of each reporting year (December 31)
  - Point-in-time valuation
  - Reflects fair market value
  - Not market-related (smoothed) value which is another accepted method under FAS 87

- The fair market value of pension assets changes from year to year as a result of the following items:
  - Actual returns earned on plan assets
  - Contributions to the plan
  - Benefit payments to retirees
  - Payment of plan expenses

Pension Liabilities

- Projected Benefit Obligation (PBO) measures the present value of expected future benefit payments to plan participants including future salary increases
  - Point-in-time valuation
  - Based on service to date of valuation
  - Based on selected discount rate
  - Highly sensitive to small changes in the discount rate
- Discount rate based on actuarial models that match expected timing of expected benefit payments to coupons and maturities from a hypothetical portfolio of higher quality (Aa or better) corporate bonds at the end of each reporting year (December 31).
- Future benefit payments are based on current plan provisions and are impacted by the following assumptions:
  - Salary progression rate
  - Retirement age
  - Mortality, Disability, Turnover, etc.

Funded Status

Historical Funded Status-U.S. Only



%
160
150
140
130
120
110
100
90
80
70
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Note: All years as of 12/31

Pension Investment Strategies and Results

Pension Investment Strategies & Results

- The purpose of the pension fund is to accumulate sufficient assets to meet the Plan's future payment obligations (liabilities).
- Assets are accumulated largely through investment returns; investment returns are maximized through asset allocation; asset allocation is structured to produce the required long-term returns within a risk-controlled framework.
- Allocation of assets is largely a function of the time horizon for future liability payments and expected return/risk characteristics for the various asset classes.

Pension Investment Strategies & Results

Asset Allocation Strategy

- Ryder's current U.S. Pension asset allocation and approved ranges* are as follows:

	Current Allocation	Target Range
– U.S. Equity	47%	42% - 52%
– Non-U.S. Equity	14%	8% - 18%
– U.S. Fixed Income	21%	16% - 26%
– Tactical Asset Allocation (TAA**)	15%	10% - 20%
– Venture Capital (fund of funds)	2%	0% - 5%
– Cash	<1%	
	100%	

* Asset allocation ranges are approved by the Ryder Investment Committee

** The TAA account is currently invested 100% in U.S. equity (S&P 500 Index Fund). Investment allocations are subject to change in the future.

Asset Return History


%
30
20
10
8.5
0
-10
-20
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Annual Asset Return
Current Expected Long Term Return on Assets
Rolling 10-Year Annualized Asset Return

Pension Contribution Requirements

Ryder

Pension Contribution

- Annual U.S. cash contribution requirements are determined by two sets of rules under the Employee Retirement Income Security Act (ERISA)
  - ERISA Minimum Funding Requirements - sufficient contributions to cover normal costs for the period and the amount to amortize past unfunded liability as well as increases or decreases in the unfunded past service liability
  - Pension Benefit Guarantee Corporation - variable premium requirements based on funding status
- Contribution requirements are determined primarily by the following factors:
  - Actual return on plan assets
  - Discount rate applied to expected plan payouts
  - Salary growth, retirement age and turnover
- The Internal Revenue Code allows annual contributions greater than ERISA minimum funding requirements, thus a range of contributions is possible

Ryder

Pension Contribution

- Under ERISA minimum funding rules, Ryder will be required to make annual contributions for at least the next five years (See note).
- Present value of pre-tax required U.S. minimum contributions over the next 5 years is estimated to be $127 million (See note)
  - Required 2006 U.S. contributions are $63 million ($68 million globally).
  - Ryder may elect to make voluntary contributions earlier than required and in amounts greater than the minimum requirements.

Note: Assumes 8.5% long-term return on assets and all other assumptions remain unchanged

Pension Expense

Pension Expense

Consolidated Pension Expense History

(Amounts in millions)

	Years Ended December 31:			
	2005	2004	2003	2002
Service cost	$ (37.3)	(36.5)	(34.1)	(29.2)
Interest cost	(76.5)	(71.4)	(66.7)	(60.3)
Expected return on plan assets	90.7	82.3	64.3	75.8
Recognized net actuarial loss	(30.0)	(31.6)	(39.9)	(9.5)
Amortization of prior service cost	(1.4)	(2.2)	(2.3)	(2.3)
Pension expense, excluding union plans	(54.5)	(59.4)	(78.7)	(25.5)
Union-administered plans	(4.7)	(4.0)	(3.7)	(3.4)
Net pension expense	$ (59.2)	(63.4)	(82.4)	(28.9)
Actuarial Assumptions:				
Discount rate	5.90%	6.00%	6.50%	7.00%
Salary progression rate	4.00%	5.00%	5.00%	5.00%
Expected return on Plan assets	8.50%	8.50%	8.50%	8.75%
Gain and loss amortization in years	8.5	8.6	8.6	6.5

Pension Expense

Detail of Consolidated Pension Expense History

Years Ended December 31:

(Amounts in millions)	2005	2004	2003	2002
U.S. Qualified Plan	$ (36.2)	(41.3)	(59.5)	(10.7)
U.S. Non Qualified Plan	(3.3)	(3.2)	(2.4)	(2.7)
International Plans	(15.0)	(14.9)	(16.8)	(12.1)
Union Administered Plans	(4.7)	(4.0)	(3.7)	(3.4)
Net Pension Expense	$ (59.2)	(63.4)	(82.4)	(28.9)

Ryder

Pension Expense

Service Cost

(Amounts in millions)	2005	2004
Company-administered plans:		
Service cost	$ (37.3)	$ (36.5)
Interest cost	(76.5)	(71.4)
Expected return on plan assets	90.7	82.3
Recognized net actuarial loss	(30.0)	(31.6)
Amortization of prior service cost	(1.4)	(2.2)
Pension expense, excluding union plans	(54.5)	(59.4)
Union-administered plans	(4.7)	(4.0)
Net pension expense	$ (59.2)	$ (63.4)

- Service cost is determined as the actuarial present value of benefits for employee service during the period
- Amount is impacted by :
  1) Discount Rate
  2) Number of employees
  3) Expected lives / retirement period of employees

Ryder

Pension Expense

Interest Cost

(Amounts in millions)	2005	2004
Company-administered plans:		
Service cost	$ (37.3)	(36.5)
Interest cost	(76.5)	(71.4)
Expected return on plan assets	90.7	82.3
Recognized net actuarial loss	(30.0)	(31.6)
Amortization of prior service cost	(1.4)	(2.2)
Pension expense, excluding union plans	(54.5)	(59.4)
Union-administered plans	(4.7)	(4.0)
Net pension expense	$ (59.2)	(63.4)

- Interest cost represents the increase in the projected benefit obligation due to the passage of time
- Amount is measured by accrual of interest cost at assumed discount rate

Ryder

Pension Expense

Expected Return on Assets

(Amounts in millions)	2005	2004
Company-administered plans:		
Service cost	$ (37.3)	$ (36.5)
Interest cost	(76.5)	(71.4)
Expected return on plan assets	90.7	82.3
Recognized net actuarial loss	(30.0)	(31.6)
Amortization of prior service cost	(1.4)	(2.2)
Pension expense, excluding union plans	(54.5)	(59.4)
Union-administered plans	(4.7)	(4.0)
Net pension expense	$ (59.2)	$ (63.4)

- Return on Plan assets represents the assumed change in the fair value of Plan assets during the year, after considering plan contributions and distributions
- Average long-term expected rate of return of :

1997-2000	9.50%
2001	9.25%
2002	8.75%
2003-2005	8.50%

Ryder

Pension Expense

Actuarial Gain / Loss

(Amounts in millions)	2005	2004
Company-administered plans:		
Service cost	$ (37.3)	$ (36.5)
Interest cost	(76.5)	(71.4)
Expected return on plan assets	90.7	82.3
Recognized net actuarial loss	(30.0)	(31.6)
Amortization of prior service cost	(1.4)	(2.2)
Pension expense, excluding union plans	(54.5)	(59.4)
Union-administered plans	(4.7)	(4.0)
Net pension expense	$ (59.2)	$ (63.4)

- Actuarial gains or losses include changes in pension assets or obligations resulting from experience different than that assumed or changes in assumptions
- G/L recognized over time
- G/L recognition is subject to a "corridor" which is generally 10% of the greater of pension obligations ($1.5 billion at 12/31/05) or assets ($1.1 billion at 12/31/05)
- Corridor at 12/31/05 was $147 million
- Ryder recognizes gains and losses over average remaining service period of active employees expected to receive benefits under the plan (8.5 years in 2005)

Pension Expense

Prior Service Cost

(Amounts in millions)	2005	2004
Company-administered plans:		
Service cost	$ (37.3)	$ (36.5)
Interest cost	(76.5)	(71.4)
Expected return on plan assets	90.7	82.3
Recognized net actuarial loss	(30.0)	(31.6)
Amortization of prior service cost	(1.4)	(2.2)
Pension expense, excluding union plans	(54.5)	(59.4)
Union-administered plans	(4.7)	(4.0)
Net pension expense	$ (59.2)	$ (63.4)

- Prior Service Cost represents the cost of retroactive benefits granted in a Plan amendment
- Recognized over the anticipated future service period of employees affected

Ryder

Pension Expense

Sensitivity Analysis-U.S. Qualified Pension Plan

	Change	Pension Expense
Expected Long-Term Return on Assets	± 0.25%	∓ $2 Million
Actual 2005 Asset Returns vs. Expected	± 0.25%	∓ $2 Million
Contributions	$ 25 Million	$(2) Million
Discount Rate	± 0.25%	∓ $5 Million
Salary Progression Rate	± 0.50%	± $2 Million

Pension Expense

2006 Expectations-U.S. Qualified Pension Plan

(Amounts in millions)	Estimate 2006	Actual 2005	Actual 2004
	Years Ended December 31:		
U.S. Qualified Pension Plan			
Service cost	$ (27.4)	(25.1)	(23.9)
Interest cost	(64.7)	(61.8)	(58.6)
Expected return on plan assets	79.5	75.9	69.6
Net amortization	(29.3)	(25.2)	(28.4)
Pension expense	$ (41.9)	(36.2)	(41.3)
Actuarial Assumptions:			
Discount rate	5.65%	5.90%	6.00%
Salary progression rate	4.00%	4.00%	5.00%
Expected return on Plan assets	8.50%	8.50%	8.50%

Ryder

Pension Expense

2006 Expectations- Consolidated Pension Expense

(Amounts in millions)	Estimate 2006	Actual 2005	Actual 2004
U.S. Qualified Plan	$ (41.9)	(36.2)	(41.3)
U.S. Non Qualified Plan	(3.6)	(3.3)	(3.2)
International Plans	(18.1)	(15.0)	(14.9)
Union Administered Plans	(4.7)	(4.7)	(4.0)
Net Pension Expense	$ (68.3)	(59.2)	(63.4)

Ryder

Pension Expense

Drivers of the Change in 2006 Consolidated Pension Expense

(Amounts in millions)

2005 Pension Expense	$	59
U.S. Qualified Plan Adjustments:		
Decrease in Discount Rate (from 5.9% to 5.65%)		5
Benefit of 2005/2006 Pension Contributions		(2)
Lower than Assumed Return on Assets in 2005 (7.4% vs 8.5%)		3
Total U.S. Qualified Plan Adjustments		6
U.S. Non-Qualified / International and Union Plans' Adjustments		3
Total Adjustments		9
2006 Estimated Pension Expense	$	68

Additional Minimum Liability

Ryder

Additional Minimum Liability

- SFAS 87 requires an additional liability be recognized for unfunded accumulated benefit obligation (ABO) that exceeds balance sheet liability for accrued pension cost
  - Unfunded ABO = ABO exceeds fair value of plan assets
  - Point-in-time calculation in conjunction with actuarial valuation (December 31 for Ryder)
- ABO is the present value of benefits attributed to employee service rendered to date based on current and past compensation levels
  - Differs from PBO in that ABO includes no assumption about future compensation levels

Additional Minimum Liability

- If an additional liability is required to be recognized, the offset is as follows:
  - First - Intangible asset to the extent that unrecognized prior service costs exist (intangible asset not subject to amortization)
  - Second - Charge to equity (net of tax) for any remaining balance

- Recording an additional liability does <u>not</u> affect earnings

Additional Minimum Liability

Impact to Ryder

- Negative asset returns from 2000-2002 plus a declining interest rate environment have led to an unfunded ABO since 12/31/02 and a required minimum liability of $352 million at 12/31/05
- Required charge to equity of $221 million (net of tax) as a result of unfunded minimum liability accrual.
- Equity charge is included in debt covenant calculations; Ryder continues to be in compliance with debt covenants

Ryder

Additional Minimum Liability

(Amounts in millions)

		Dec 2005		Dec 2004	Change
ABO	$	1,385.2	(1)	1,259.7	
Fair Value of Plan Assets		1,147.5		1,106.4	
Unfunded ABO		237.7	(2)	153.3	
Prepaid Pension Asset		114.4		155.4	
Additional Minimum Liability	$	352.1		308.7	
Offset to Liability Accrual:					
Intangible Asset	$	7.3		8.8	
Charge to Equity, net of tax		220.7		188.5	(32.2)
Deferred Tax Asset		124.1		111.4	
	$	352.1		308.7	

(1) Based on a 5.65% discount rate (U.S. Plan)
(2) Minimum requirement per SFAS 87

Future Pension Accounting Changes

Future Accounting Changes

FASB Exposure Draft on Employers' Accounting for Defined Benefit Pension and Other Postretirement Plan

The proposed statement would require, among other things, the following:

- Recognize the funded status of a defined benefit plan on the balance sheet
  - Measured as the difference between the fair value of plan assets and the PBO. (Current accounting rules uses ABO for minimum liability measurement purposes)
  - Overfunded plans are to be reported as assets while underfunded plans are to be reported as liabilities
- Recognize as a component of other comprehensive income the actuarial gains and losses and prior service costs from the current period that were not recognized as a component of net periodic benefit cost
  - Current accounting rules allow for unrecognized prior service costs to be presented as an intangible asset ($7.3M for Ryder at 12/31/05)
- Recognize as an adjustment to beginning retained earnings any remaining transition asset-no longer amortized ($0.2M for Ryder at 12/31/05)
- Application by December 31, 2006
  - Prior year financial statements will need to be restated to reflect adjustments to other comprehensive income and beginning retained earnings

Impact to Ryder

(Amounts in millions)	Current Accounting			Proposed Accounting			Change
	Pension	OPEB	Total	Pension	OPEB	Total	
Funded Status	$ (320.3)	(39.3)	(359.6)				
Unrecognized Transition Asset	(0.2)	-	(0.2)				
Unrecognized Prior Service Cost	7.3	(2.9)	4.4				
Unrecognized Net Actuarial Loss	427.6	10.3	437.9				
Net Amount Recongized	$ 114.4	(31.9)	82.5				
Accrued Benefit Liability	$ (237.6)	(31.9)	(269.5)	$ (320.3)	(39.3)	(359.6)	(90.1)
Intangible Assets	7.3	-	7.3	-	-	-	(7.3)
Retained Earnings, Pre-tax	-	-	-	(0.2)	-	(0.2)	(0.2)
Charge to Equity, Pre-tax	344.7	-	344.7	434.9	7.4	442.3	97.6
	$ 114.4	(31.9)	82.5	$ 114.4	(31.9)	82.5	-

- Proposed accounting change would decrease shareholders' equity by $98 million, pre-tax ($59 million, net of tax)
- Additional equity charge does not impact Ryder's compliance with debt covenants

Conclusions

Ryder

Conclusions

- Pension expense is sensitive to expected long-term asset returns versus actual returns as well as interest rate changes
  - Difference between actual and expected asset returns and the impact of interest rate changes are required to be amortized in order to smooth recognition of gains and losses
- Plan contributions can lower pension expense
- Pension expense for our primary U.S. plan is expected to increase in 2006 versus 2005
  - The impact of declining interest rates and asset returns that are below assumed return rates more than offset the benefit from increased pension contribution requirements in 2006

Conclusions

- Funded status at year end 2005 remains negative
- Pension funding requirements are manageable relative to free cash flow
- An unfunded minimum liability results in a charge to equity
- Proposed accounting rule changes will further increase liabilities and the charge to equity. Equity charge estimated to increase by $59 million (net of tax)
- Pension charge to equity does not affect earnings or compliance with debt covenants

Ryder®